UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN
PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Crimson Wine Group, Ltd.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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5901 Silverado Trail
Napa, California 94558

Notice of the Annual Meeting of Stockholders
To be held July 30, 2021

June 17, 2021
Dear Stockholders,

You are cordially invited to the 2021 annual meeting of stockholders (the “Annual Meeting”) of Crimson Wine Group, Ltd. to be held on Friday, July 30, 2021, beginning at 10:00 a.m., Pacific Time in a virtual meeting format. The virtual meeting format allows all of our stockholders to participate in the Annual Meeting no matter where they are located. The Annual Meeting will be held for the following purposes:

1.To elect seven members to our Board of Directors;
2.To ratify the selection of BPM LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2021;
3.To approve, on an advisory basis, the compensation of the Company’s named executive officers (“say-on-pay”); and
4.To transact such other business that may properly come before the Annual Meeting or any adjournment thereof.

The Company’s Board of Directors has fixed the close of business on June 1, 2021 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

Only record holders, and people holding proxies from record holders, of Crimson Wine Group common stock as of the record date may attend the Annual Meeting.

You can participate in our annual meeting, which will be conducted exclusively online at https://web.lumiagm.com/228791521. To participate in the annual meeting, you will need to enter the password of crimson2021 (which is case-sensitive) and the 11-digit voter control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card, or on the instructions that accompanied your proxy materials. You can submit questions pertinent to the Company and meeting matters one hour before and during the annual meeting at https://web.lumiagm.com/228791521 as part of a Q&A session, as time permits.

The Annual Meeting will begin promptly at 10:00 a.m., Pacific Time. The virtual meeting room will open at 9:00 a.m., Pacific Time for registration and check-in. We encourage you to access the meeting prior to the start time and allow ample time for check-in procedures.

On or about June 17, 2021, we began mailing a Notice of Internet Availability of Proxy Materials to our stockholders informing them that our Proxy Statement, Annual Report-Executive Summary, and voting instructions are available on the Internet as of the same date. As more fully described in the Notice of Internet Availability of Proxy Materials, all stockholders may choose to access our proxy materials via the Internet or may request printed copies of the proxy materials.

For additional information regarding the meeting, please see page 22.

The Notice of Annual Meeting, Proxy Statement, and 2020 Annual Report-Executive Summary are available at http://crimsonwinegroup.investorroom.com/sec-filings.

YOUR VOTE IS VERY IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE HOPE THAT YOU WILL READ THE PROXY STATEMENT AND VOTE YOUR PROXY BY TELEPHONE, VIA THE INTERNET, OR BY REQUESTING A PRINTED COPY OF THE PROXY MATERIALS AND COMPLETING, SIGNING, AND RETURNING THE PROXY CARD ENCLOSED THEREIN.

By Order of the Board of Directors

Tina Hilger
Corporate Secretary

5901 Silverado Trail
Napa, California 94558

PROXY STATEMENT

Annual Meeting of Stockholders

This proxy statement (the “Proxy Statement”) is being furnished to the stockholders of Crimson Wine Group, Ltd., a Delaware corporation (the “Company”), in connection with the solicitation of proxies by the Company’s Board of Directors (the “Board”) for use in voting at the Annual Meeting of Stockholders to be held on July 30, 2021, and at any adjournments or postponements thereof (the “Annual Meeting”).
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on July 30, 2021:
The U.S. Securities and Exchange Commission, or SEC, has adopted rules that allow us to use a “Notice and Access” model to make our proxy statement and other annual meeting materials available to you. On or about June 17, 2021, we began mailing a notice to our stockholders, called the Notice of Internet Availability of Proxy Materials (the “Notice”), advising that our proxy statement, Annual Report-Executive Summary, and voting instructions can be accessed on the Internet upon the commencement of such mailing. You may then access these materials and vote your shares via the Internet or by telephone or you may request that a printed copy of the proxy materials be sent to you. You will not receive a printed copy of the proxy materials unless you request one in the manner described in the Notice. Using the Notice allows us to conserve natural resources and reduces the costs of printing and distributing the proxy materials while providing our stockholders with access to the proxy materials in a fast and efficient manner via the Internet.

The Notice of Annual Meeting, Proxy Statement, and Annual Report-Executive Summary are available at http://crimsonwinegroup.investorroom.com/sec-filings.

THE MEETING
Date, Time and Place
The Annual Meeting will be held on July 30, 2021 at 10:00 a.m., Pacific Time, in a virtual meeting format. You can participate in our annual meeting, which will be conducted exclusively online at https://web.lumiagm.com/228791521. To participate in the annual meeting, you will need to enter the password of crimson2021 (which is case-sensitive) and the 11-digit voter control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card, or on the instructions that accompanied your proxy materials.
Matters to be Considered
At the meeting, stockholders will be asked to consider and vote to elect seven directors, to ratify the selection of independent auditors, and to approve, on an advisory basis, the compensation of the Company’s named executive officers (“NEOs”).
See “ELECTION OF DIRECTORS,” “RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS,” and “SAY-ON-PAY ADVISORY VOTE.”
The Board of Directors does not know of any matters to be brought before the meeting other than as set forth in the notice of meeting. If any other matters properly come before the meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.
Record Date; Shares Outstanding and Entitled to Vote
 Stockholders of record as of the close of business on June 1, 2021 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. As of the record date, there were 22,524,185 common shares outstanding and entitled to vote, with each share entitled to one vote.
Broker Non-Votes
A “broker non-vote” occurs when a brokerage firm or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have authority to vote on that particular proposal without receiving voting instructions from the beneficial owner. Under New York Stock Exchange rules applicable to brokers (which are also applicable to companies whose securities are traded through the OTC Bulletin Board), brokers may not vote on “non-routine” proposals unless they have received voting instructions from the beneficial owner, and to the extent that they have not received voting instructions, brokers report such number of shares as “non-votes.” The proposal to elect directors and the say-on-pay are considered “non-routine” items, which means that brokerage firms may not vote in their discretion regarding those items on behalf of beneficial owners who have not furnished voting instructions. The proposal to ratify the selection of independent auditors, however, is considered a “routine” item, which means that brokerage firms may vote in their discretion regarding the selection of independent auditors on behalf of beneficial owners who have not furnished voting instructions. Because at least one routine item is to be voted upon at the meeting, broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the 2021 Annual Meeting.
Required Votes for Each Proposal
Election of Directors. Under Delaware law and our bylaws, the affirmative vote of the holders of a plurality of the common shares voted at the meeting is required to elect each director. Consequently, only shares that are voted in favor of a particular nominee will be counted toward the nominee’s achievement of a plurality. Shares present at the meeting that are not voted for a particular nominee, broker non-votes or shares present by proxy where the stockholder withholds authority to vote for the nominee will not be counted toward the nominee’s achievement of a plurality.

Say-On-Pay Advisory Vote. The proposal will be approved if a majority of the votes cast are voted in favor of the proposal. Abstentions and broker non-votes will not be treated as votes cast for or against the proposal, and therefore will have no effect on the outcome of the proposal.
Selection of Auditors. Ratification of the selection of BPM LLP as our independent auditors requires the affirmative vote of the holders of a majority of the common shares voted on the matter. Abstentions, if any, will not be counted as votes cast and therefore will have no effect for the purpose of determining whether the proposal has been approved. Because this is a “routine” item, we do not anticipate any broker non-votes, but to the extent there are, they will not be treated as votes cast for or against the proposal, and therefore will have no effect on the outcome of the proposal.
Voting and Revocation of Proxies
Stockholders are requested to vote either by proxy or electronically at the virtual Annual Meeting. If you choose to vote by proxy, you may do so via the Internet, by telephone, or by requesting a printed copy of the proxy materials and mailing in the enclosed proxy card. Voting instructions are provided on the proxy card. Even if you plan to attend the virtual Annual Meeting, the Board recommends that you submit a proxy in advance via the Internet, by telephone or by mail. In this way, your shares of common stock will be voted as directed by you even if you should become unable to attend the virtual Annual Meeting. If a stockholder does not return a signed proxy card, and does not attend the virtual meeting and vote electronically, his or her shares will not be voted.
If your shares are held in the name of a bank or broker, follow the voting instructions on the form you receive from your record holder.
Shares of our common stock represented by properly executed proxies received by us which are not revoked will be voted at the virtual meeting in accordance with the instructions contained therein. Subject to the broker non-vote rules discussed above under “Required Votes for Each Proposal,” if instructions are not given, proxies will be voted for the election of each nominee for director named, for the say-on-pay resolution approving, on an advisory basis, the compensation of our named executive officers, and for ratification of the selection of independent auditors.
Any proxy signed and returned by a stockholder may be revoked at any time before it is exercised by giving written notice of revocation to the Corporate Secretary of the Company, at our address set forth herein, by executing and delivering a later-dated proxy in writing or by telephone or by voting electronically at the virtual meeting. Attendance at the virtual meeting will not in and of itself constitute revocation of a proxy. If your shares are held in a brokerage, bank, or other institutional account, you must obtain a proxy from that entity showing that you were the record holder as of the close of business on the Record Date, in order to electronically vote your shares at the meeting.
Dissenters’ Rights
Under Delaware law, stockholders are not entitled to dissenters’ rights in connection with any of the proposals to be presented at the Annual Meeting or to demand appraisal of their shares as result of the approval of any of the proposals.
Proxy Solicitation
We will bear the costs of solicitation of proxies for the meeting. In addition to solicitation by mail, directors, officers and our regular employees may solicit proxies from stockholders by telephone, in person, electronic communication or otherwise. These directors, officers and employees will not receive additional compensation, but may be reimbursed for out-of-pocket expenses in connection with this solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of our common stock held of record by them, and such custodians will be reimbursed for their reasonable expenses.
Independent Auditors
We have been advised that representatives of BPM LLP, our independent auditors for 2021, will attend the virtual Annual Meeting and have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

ELECTION OF DIRECTORS
At the Annual Meeting, seven directors are to be elected to serve until the next annual meeting or until their successors are elected and qualified. All of the following nominees are currently serving as directors. The persons named in the enclosed form of proxy have advised that, unless contrary instructions are received, they intend to vote for the seven nominees named by the Board of Directors and listed on the following table. The Board of Directors expects that each of the nominees will be available for election as a director. However, if by reason of an unexpected occurrence one or more of the nominees is not available for election, the persons named in the form of proxy have advised that they will vote for such substitute nominees as the Board of Directors may propose.
Each of the biographies of the nominees for election as directors below contains information regarding the person’s service as a director, business experience, director positions with other public companies held currently or at any time during the past five years, and the experience, qualifications, attributes and skills that caused the Board of Directors to determine that the person should be nominated as a director of the Company at the Company’s 2021 Annual Meeting.

Name and present position, if any, with the Company	Age, period served as director, other business experience during the last five years and family relationships, if any
John D. Cumming	John D. Cumming, age 54, was elected as Chairman of Crimson in June 2015 after serving as a director since February 2013. Mr. Cumming is the Founder and Executive Chairman of POWDR Corp., a private ski resort and summer camp operating company. In addition to leading POWDR Corp., Mr. Cumming holds many positions in related fields, including Chairman of Snowbird Holdings LLC, Board Member of The Cumming Family Foundation, Chairman of Cumming Investment Company, also known as American Investment Company, Member of the investment committee of Teton Holdings Corporation CCS, Chairman of Outside TV and U.S. Ski & Snowboard Foundation Trustee. He is the Founder and Chairman Emeritus of The Park City Community Foundation and a founding shareholder of Mountain Hardwear.

Annette D. Alvarez-Peters	Annette D. Alvarez-Peters, age 59, was elected as director on May 5, 2021. In July 2020, Ms. Alvarez-Peters founded annette a.p. Wine & Spirit Inc., a consulting business focused on the wine and spirits industry, specializing in business development and merchandising. Ms. Alvarez-Peters also serves in advisory and mentorship roles for Wine Unify, a non-profit organization, which supports BIPOC professionals to gain a globally recognized wine certification in the Wine & Spirits Education Trust. Ms. Alvarez-Peters retired from Costco Wholesale after nearly 37 years of service. She held various roles within the company, and spent the last 25 years in the Beverage Alcohol department, culminating in the role of Assistant Vice President/General Merchandise Manager. Ms. Alvarez-Peters has extensive managerial and merchandising experience in the wine and spirits business. In addition, she was a quarterly contributor to the in-house publication, The Costco Connection. She is recognized globally as a top leader in the industry from notable publications such as: M. Shanken Communications Marketwatch, Wine Business Monthly, Decanter and Wine Enthusiast. She holds the Diploma certification from Wine & Spirits Education Trust and Certified Wine Educator from Society of Wine Educators.
Douglas M. Carlson	Douglas M. Carlson, age 64, was elected as a director in March 2013. Mr. Carlson was elected CEO and Chairman of Tommy’s Superfoods, LLC in August 2015. Tommy's is in the frozen vegetables business and is now a national brand in the U.S., with 14 different and creative seasoned blends of vegetables. From October 2013 to July 2015, Mr. Carlson was the Executive Vice President and Chief Marketing Officer of NOOK Media LLC, a subsidiary of Barnes & Noble, Inc. From April 2010 to September 2013, Mr. Carlson was Managing Partner of Rancho Valencia Resort & Spa, a tennis resort that includes fractional real estate. Prior to that, Mr. Carlson was Executive Chairman and Managing Director of Zinio, LLC and VIV Publishing, a digital publishing, retail and distribution platform for magazines, since 2005. Mr. Carlson co-founded FIJI Water Company LLC, Inc. in 1996 and served as its Chief Executive Officer from 1996 to 2005. Prior to joining FIJI, Mr. Carlson served as the Senior Vice President and Chief Financial Officer for The Aspen Skiing Company, from 1989 to 1996. Mr. Carlson has managerial and investing experience both within and outside the hospitality industry, as well as having been a certified public accountant.

Avraham M. Neikrug	Avraham M. Neikrug, age 51, was elected as a director in February 2013. Mr. Neikrug has been the Managing Partner of Goldenhill Ventures, a private investment firm that specializes in buying and building businesses in partnership with management, since June 2011. Mr. Neikrug has served as Vice President in Goldenhill Ventures LLC since June 2011. Mr. Neikrug has managerial and investing experience in a broad range of businesses through his founding and operating of JIR Inc., a company involved in the development of regional cable television throughout Russia, JIRP, a business-to-business internet service provider (ISP) based in Austria, and M&A Argentina, a private equity effort in Argentina. Avraham M. Neikrug’s father is a first cousin to Joseph S. Steinberg.
Colby A. Rollins	Colby A. Rollins, age 46, was elected as a director on April 25, 2018. Mr. Rollins is currently the Chief Operations Officer of American Investment Company, a family-owned investment company with diversified holdings. Previously, he served as the Chief Financial Officer of American Investment Company from January 2009 to January 2011. John D. Cumming, Chairman of Crimson Wine Group, is also the Chairman of American Investment Company. Mr. Rollins served as a Director, Chief Operations Officer, and Chief Financial Officer of Wing Enterprises, Inc., a privately-owned ladder company, from 2004 to 2008. He also has managerial and investment experience, including serving on the board of directors for Monaco Enterprises, Inc., IPT, LLC (dba PayLock Parking Solutions), MTI Partners, LLC, PMH Investors, LLC, Snowbird Holdings, LLC, City Roasting Company, LLC, Pawtree, LLC, and Ready Foods, LLC. Mr. Rollins was also a certified public accountant with Deloitte & Touche LLP.
Joseph S. Steinberg	Joseph S. Steinberg, age 77, was elected as a director in February 2013. Mr. Steinberg has been a director of HomeFed Corporation since August 1998 and Chairman of the Board since December 1999. Mr. Steinberg is Chairman of the Board of Directors of Jefferies Financial Group Inc., and from January 1979 until March 1, 2013 served as President of Leucadia National Corporation (now Jefferies Financial Group Inc.). In July 2020, Mr. Steinberg joined the Board of Directors of Pershing Square Tontine Holdings Ltd. Mr. Steinberg has previously served on the Board of Spectrum Brands Holdings, Inc. in addition to being a former director of Mueller Industries, Inc. and Fortescue Metals Group Ltd. Mr. Steinberg has managerial and investing experience in a broad range of businesses. He also has experience serving on the boards and committees of both public and private companies.
Luanne D. Tierney	Luanne D. Tierney, age 58, was elected as a director on November 5, 2018. Ms. Tierney is currently the CMO of Betterworks. Ms. Tierney is a Silicon Valley executive who has held executive positions at Cisco Systems, Juniper Networks, and Proofpoint. Ms. Tierney has successfully built and led complex marketing organizations for several Fortune 500 and mid-market SaaS companies. Ms. Tierney's efforts have gained wide recognition within the industry and she has garnered numerous awards and honors, including YWCA TWIN Executive Women Award, the PBWC Industry Leader Award, the Silicon Valley Women of Influence Award, among others. She has been featured in the Wall Street Journal, Huffington Post and Success Magazine, is a popular speaker at industry events, and a regular guest lecturer at Pepperdine Graziadio Business School.

The Board of Directors recommends a vote FOR the above-named nominees.

INFORMATION CONCERNING
THE BOARD OF DIRECTORS AND BOARD COMMITTEES
Director Independence
The Board of Directors has determined that Messers. Cumming, Steinberg, Neikrug, Carlson, Rollins, Mses. Tierney and Alvarez-Peters are independent applying the NASDAQ Stock Market’s listing standards for independence.
Certain Relationships and Related Person Transactions
Policies and Procedures with Respect to Transactions with Related Persons
The Board has adopted a written policy for the review, approval and ratification of transactions that involve “related persons” and potential conflicts of interest (the “Related Person Transaction Policy”).
The Related Person Transaction Policy applies to each director and executive officer of the Company, any nominee for election as a director of the Company, any security holder who is known to own of record or beneficially more than five percent of any class of the Company’s voting securities, any immediate family member of any of the foregoing persons, and any corporation, firm, association or other entity in which one or more directors of the Company are directors or officers, or have a substantial financial interest (each a “Related Person”).
Under the Related Person Transaction Policy, a Related Person Transaction is defined as a transaction or arrangement involving a Related Person in which the Company is a participant or that would require disclosure in the Company’s filings in accordance with SEC rules.
Under the Related Person Transaction Policy, Related Persons must disclose to the Audit Committee any potential Related Person Transactions and must disclose all material facts with respect to such transaction. All Related Person Transactions will be reviewed by the Audit Committee and, in its discretion, approved or ratified. In determining whether to approve or ratify a Related Person Transaction the Audit Committee will consider the relevant facts and circumstances of the Related Person Transaction, which may include factors such as the relationship of the Related Person with the Company, the materiality or significance of the transaction to the Company and the Related Person, the business purpose and reasonableness of the transaction, whether the transaction is comparable to a transaction that could be available to the Company on an arms-length basis, and the impact of the transaction on the Company’s business and operations.
From time to time, our directors and officers may engage in purchases of our products at substantial discounts (but not below cost) as determined to be reasonable under the circumstances. Generally, we do not believe any such transactions to be material to the Company or the related person and do not believe that any such transactions would impair the independence of any director. The Board has considered these possible purchases under the Related Person Transaction Policy and has determined that no such purchase will require prior approval by the Audit Committee.
Meetings and Committees
During 2020, the Board of Directors met four times. All seven of our then directors attended our 2020 Annual Meeting of Stockholders.
The Board of Directors of the Company has a standing Audit Committee and Compensation Committee. The Board of Directors determined that establishing standing Audit and Compensation Committees is an important element of sound corporate governance.

Procedures for Recommending Nominees

A stockholder entitled to vote in the election of directors may nominate one or more persons for election as director at a meeting if written notice of that stockholder’s intent to make the nomination has been given to the Company, with respect to an election to be held at an annual meeting of stockholders, no earlier than 150 days and no later than 120 days before the first anniversary of the last annual meeting, and, with respect to an election to be held at a special meeting of stockholders, no earlier than 150 days before such special meeting and no later than 120 days before such special meeting, or if the first public notice of such special meeting is less than 130 days prior to the date of such special meeting, the tenth day following the date on which public notice of the meeting is first given to stockholders. The notice shall provide such information as required under the Company’s by-laws, including, without limitation, the name and address of the stockholder and his or her nominees, a representation that the stockholder is entitled to vote at the meeting and intends to nominate the person, a description of all arrangements or understandings between the stockholder and each nominee, other information as would be required to be included in a proxy statement soliciting proxies for the election of the stockholder’s nominees, the consent of each nominee to serve as a director of the Company if so elected, information concerning the stockholder’s direct and indirect ownership of securities of the Company, including with respect to any beneficial owner of securities of the Company held by the stockholder, and compensation received by or relationships between such stockholder with respect to the securities of the Company from any beneficial owner of such securities. We may require any proposed nominee to furnish other information as we may reasonably require to determine the eligibility of the proposed nominee to serve as a director of the Company. When evaluating nominees, the Company is committed to considering qualified candidates with a diversity of experience and perspective, including diversity with respect to areas of expertise, gender, race, ethnicity, experience and geography.
We did not receive any nominations from stockholders for election as directors at the meeting. See “PROPOSALS BY STOCKHOLDERS” below for the deadline for nominating persons for election as directors for the 2021 annual meeting.
Audit Committee
The Board of Directors has adopted a charter for the Audit Committee, which is available on our website, www.crimsonwinegroup.com. The Audit Committee consists of Mr. Carlson, who serves as the Chairman, Mr. Neikrug and Mr. Rollins. The Board of Directors has determined that Mr. Carlson is qualified as an audit committee financial expert within the meaning of regulations of the SEC and that each of Messrs. Carlson, Neikrug and Rollins is independent applying the NASDAQ Stock Market’s listing standards for independence and the SEC’s independence requirements for audit committee members. During 2020, the Audit Committee met eight times.
Compensation Committee
The Compensation Committee, formed in 2018, (i) reviews and approves the compensation of the Company’s executive officers, (ii) establishes, oversees and administers compensation policies and programs for the Company’s employees, and (iii) administers the Company’s incentive compensation plan. The Board of Directors has adopted a charter for the Compensation Committee, which is available on our website, www.crimsonwinegroup.com. The Compensation Committee currently consists of Mr. Rollins, who serves as the Chairman, and Mr. Neikrug, each of whom is independent applying the NASDAQ Stock Market’s listing standards for independence and the SEC’s independence requirements for compensation committee members. Each member of our Compensation Committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act, and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended. During 2020, the Compensation Committee met two times.

Nominating Committee
The Nominating Committee, formed in 2021, evaluates and nominates candidates for appointment or election to the Board, as applicable. The Board of Directors has adopted a charter for the Nominating Committee, which is available on our website, www.crimsonwinegroup.com. The Nominating Committee currently consists of Mr. Neikrug, who serves as the Chairman, Mr. Steinberg and Mr. Rollins, each of whom is independent applying the NASDAQ Stock Market’s listing standards for independence and the SEC’s independence requirements for nominating committee members. Each member of our Nominating Committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act, and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended.
The Nominating Committee is responsible for determining the qualifications, qualities, skills, and other expertise required to be a director and to develop, and recommend to the Board for its approval, criteria to be considered in selecting nominees for director (the “Director Criteria”). The Nominating Committee is also responsible for nominating qualified candidates to serve on the Board of Directors, taking into account the composition and skills of the entire Board and specifically ensuring a sufficient number of the members of the Board are financially literate. The Nominating Committee may, at its sole discretion, obtain third-party resources to assist in the process and make final director candidate recommendations to the Board. The basic qualifications that the Nominating Committee looks for in a Director include such factors as: integrity and accountability; informed judgment; peer respect; and high performance standards.

The Nominating Committee shall periodically review the appropriate skills and characteristics of members of the Board. While there is no formal policy for considering diversity when evaluating nominees, the Company is committed to considering qualified candidates with a diversity of experience and perspective, including diversity with respect to areas of expertise, gender, race, ethnicity, experience and geography. This assessment includes the following factors: diversity (including diversity of skills, background, and experience); business and professional background; financial literacy and expertise; availability and commitment; independence; and other criteria that the Committee or the full Board finds relevant. When searching for new director nominees, the Committee, as well as any third-party search firm that it engages, is committed to considering qualified candidates with a diversity of experience and perspective, including diversity with respect to areas of expertise, gender, race, ethnicity, experience, and geography.

The Nominating Committee considers nominees recommended by stockholders under the same standards as other nominees. Stockholders who wish to submit recommendations for director nominees for election at our Annual Meeting of Stockholders may do so by following the procedures enlisted under the section titled “Procedures for Recommending Nominees.”

Compensation Committee Interlocks and Insider Participation
The members of the Compensation Committee during 2020 were Mr. Rollins and Mr. Neikrug. No member of the Compensation Committee was at any time during the past fiscal year an officer or employee of the Company, was formerly an officer of the Company or any of its subsidiaries, or had any relationship with the Company requiring disclosure under Item 104 of Regulation S-K. No executive officer of the Company has served as a director or member of the Compensation Committee (or other committee serving an equivalent function) of any other entity that has one or more executive officers who served as a director of or member of the Compensation Committee of the Company.
Board Structure and Risk Oversight
John D. Cumming serves as our Chairman. Jennifer L. Locke serves as our Chief Executive Officer. As Chairman, Mr. Cumming focuses primarily on long-term strategic issues facing the Company along with the rest of the Board. As Chief Executive Officer, Ms. Locke focuses primarily on the Company’s day-to-day operations and management of the Company’s business. The Board believes that this is an effective leadership structure from which the Company has benefited as it strengthens the Company’s ability to pursue its strategic and operational objectives.

The Board is responsible for the general oversight of risks that affect the Company. The Board regularly receives reports on the operations of the Company from the Chief Executive Officer and other members of management and discusses the risks related thereto. The Board also fulfills its oversight role through the operation of its Audit Committee, which is composed of independent directors. The Audit Committee has responsibility for risk oversight in connection with its review of the Company’s financial reports filed with the SEC. The Audit Committee receives reports from the Company’s Chief Financial Officer, the Company’s Chief Executive Officer and the Company’s independent auditors in connection with the review of the Company’s quarterly and annual financial statements regarding significant transactions, accounting and reporting matters, critical accounting estimates and management’s exercise of judgment in accounting matters. When reporting on such matters, the Company’s independent auditors also communicate their assessment of management’s conclusions. The Audit Committee also oversees the Related Person Transactions Policy.
Attendance
In 2020, all directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of the committees on which they served. It is the Company’s policy that each director is expected to dedicate sufficient time to the performance of his or her duties as a director, including by attending meetings of the stockholders, the Board of Directors and committees of which he or she is a member.
Communicating with the Board
Stockholders and other parties interested in communicating directly with the Board of Directors as a group may do so by writing to the Board of Directors, c/o Corporate Secretary, Crimson Wine Group, 5901 Silverado Trail, Napa, California 94558. The Corporate Secretary will review all correspondence and regularly forward to the Board of Directors a summary of all such correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or committees thereof or that the Corporate Secretary otherwise determines requires attention. Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the Board and request copies of all such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Chairman of the Audit Committee.
Code of Business Practice
We have a Code of Business Practice, which is applicable to all of our directors, officers and employees, and includes a Code of Practice applicable to our principal executive officers and senior financial officers. Both the Code of Business Practice and the Code of Practice are available on our website, www.crimsonwinegroup.com. We intend to post amendments to or waivers from our Code of Practice on our website as required by applicable law.
Board Oversight of Social Responsibility
Crimson and its Board are committed to social responsibility - both to preserve our estate vineyards for future generations and to create higher quality wines. We are continuously cultivating and expanding our sustainable farming and winemaking practices. We have joined forces with the Porto Protocol, a nonprofit organization with members united by a commitment to make a greater contribution to mitigate climate change. In addition, all of our estate properties pursue local sustainability initiatives. As we consider social responsibility, we engage with all aspects of our business. We engage all of our stakeholders—viticulture, winemaking, packaging, employees, sales, marketing and our communities—in order to make the biggest impact possible. Management reports on these initiatives to the Board on a regular basis. Additional information on our sustainability efforts can be found at www.crimsonwinegroup.com/About-Us/Stewardship.

RESTATEMENT OF CERTAIN FINANCIAL STATEMENTS
On December 22, 2020, the Board of Directors, based on the recommendation of the Audit Committee and in consultation with management, concluded that certain of its previously issued financial statements should be restated because of misstatements caused by accounting errors involving the Company's bulk wine inventory valuation and the related impacts.
On April 13, 2021, the Company filed the restated financial statements in the Annual Report on Form 10-K/A for the year ended December 31, 2019 and in the three Quarterly Reports on Form 10-Q/A for the quarters ended March 31, 2020, June 30, 2020, and September 30, 2020. In addition, the Company filed the Annual Report on Form 10-K for the year ended December 31, 2020 and is now current in its reporting obligations with the SEC. For more information about the restatement, including impacts on the Company’s financial statements, see the amended filings that are available at http://crimsonwinegroup.investorroom.com/sec-filings.

Management performed an assessment of the effectiveness of our internal control over financial reporting and concluded that our internal control over financial reporting was not effective as of December 31, 2020 due to a material weakness in our internal controls over the accounting for bulk wine inventory valuation and the related impacts.

The remediation plan includes both management’s assessment and recommendations from independent accounting advisors used in the review process. This remediation is intended to address the identified material weakness and enhance our overall control environment. Management has implemented a bulk wine sub-ledger to general ledger reconciliation. This added control is intended to ensure accurate costing is assigned and maintained for the Company’s bulk wine inventory. It should be noted that the custody and recordkeeping of physical inventory have always been properly maintained through physical inventory counts and the restatement error is strictly related to the cost component.

The internal investigation, which is now complete as it pertains to the evaluation of related financial statement impacts, was overseen by the Audit Committee. In 2021, the Audit Committee intends to continue to actively oversee management’s comprehensive remedial actions to help ensure successful remediation.

INFORMATION ON STOCK OWNERSHIP
Present Beneficial Ownership
Set forth below is certain information as of June 1, 2021, with respect to the beneficial ownership of common shares, determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended, by (1) each person who, to our knowledge, is the beneficial owner of more than 5% of our outstanding common shares, which is our only class of voting securities, (2) each director, (3) each of the named executive officers found in the Summary Compensation Table under “Executive Compensation,” (4) charitable foundations established by our directors and (5) all of our executive officers and directors as a group. The percentage ownership information under the column entitled “Percent of Class” is based on 22,524,185 shares of common stock outstanding as of June 1, 2021. Unless otherwise stated, the business address of each person listed is c/o Crimson Wine Group, 5901 Silverado Trail, Napa, California 94558.

Name and Address of Beneficial Owner	Number of Shares and Nature of Beneficial Ownership		Percent of Class
Named directors and executive officers
John D. Cumming	3,350,021	(a)(g)(i)	14.9%
Joseph S. Steinberg	3,111,058	(b)(h)	13.8%
Douglas M. Carlson	5,000		*
Avraham M. Neikrug	4,030	(c)	*
Nicolas M.E. Quillé	2,000		*
Karen L. Diepholz	1,000		*
Mike S. Cekay	100	(d)	*
Jennifer L. Locke	17,800	(e)	*
Colby A. Rollins	—		*
Luanne D. Tierney	—		*
Annette D. Alvarez-Peters	—		*
All directors and executive officers as a group (10)	6,490,909	(f)	28.8%
Charitable foundations and 5% or greater stockholder
Cumming Foundation	27,486	(g)	0.1%
Joseph S. and Diane H. Steinberg 1992 Charitable Trust	33,000	(h)	0.1%
The Ian M. Cumming Charitable Lead Annuity Trust	2,410,828	(i)	10.7%
PO Box 4902
Jackson, WY 83001
Beck, Mack & Oliver LLC	1,839,390	(j)	8.2%
565 Fifth Avenue
New York, NY 10017
Mario J. Gabelli	1,225,503	(k)	5.4%
One Corporate Center
Rye, New York 10580-1435

* Less than 0.1%.
(a)     Includes 939,193 (4.2%) shares owned directly by Mr. John D. Cumming and 2,410,828 (10.7%) shares owned by The Ian M. Cumming Charitable Lead Annuity Trust (the "CLAT").
(b)    Includes 986,929 (4.4%) shares owned directly owned by Mr. Joseph S. Steinberg and 13,920 (less than 0.1%) shares of common stock beneficially owned by Mr. Steinberg’s wife and daughter, 1,786,627 (7.9%) shares of common stock held by corporations that are wholly owned by Mr. Steinberg, or held by corporations that are wholly owned by family trusts as to which Mr. Steinberg has sole voting and dispositive control, or held by such trusts, and 323,582 (1.4%) shares of common stock held in a trust for the benefit of Mr. Steinberg’s children as to which Mr. Steinberg may be deemed to be the beneficial owner.
(c)    Includes 30 shares of common stock owned of record by Mr. Neikrug’s son.
(d)    Based on Form 4 filed by Mr. Cekay on November 28, 2018. Mr. Cekay’s employment with the Company was terminated on February 5, 2020.
(e)    Amount represents shares issuable to Ms. Locke upon exercise of options that have vested.
(f)    Mike Cekay is not employed by the Company as of June 1, 2021 and is excluded from the total.
(g)     Mr. John D. Cumming is a trustee of the Cumming Foundation, a private charitable foundation, and disclaims beneficial ownership of the shares of common stock held by the foundation.
(h)     Mr. Steinberg and his wife are the trustees of the charitable trust.  Mr. Steinberg and his wife disclaim beneficial ownership of the shares of common stock held by the charitable trust.
(i)     Based on a Schedule 13D/A filed by the CLAT, Teton Holdings Corporation CCS (“Teton”), John D. Cumming, David Cumming and the Estate of Ian M. Cumming with the SEC on May 28, 2021. Teton is the trustee of the CLAT, and each of Mr. John D. Cumming and Mr. David Cumming owns a 50% interest in Teton and serves as a member of the board of directors and as a member of the investment committee of Teton. The CLAT and Teton reported sole voting and dispositive power over the 2,410,828 shares held by the CLAT, and each of Mr. John D. Cumming and Mr. David Cumming reported shared voting and dispositive power over the 2,410,828 shares held by the CLAT.
(j)     Based on a Schedule 13G filed by Beck, Mack & Oliver LLC with the SEC on January 29, 2021.

(k)     Based on a Schedule 13D filed by Mr. Gabelli with the SEC on March 3, 2016. All shares are held directly or indirectly in entities that Mr. Gabelli either controls or for which he acts as chief investment officer, including 345,000 shares (1.5%) owned by GAMCO Asset Management Inc., 370,503 shares (1.6%) owned by Gabelli Funds, LLC and 510,000 shares (2.3%) owned by Teton Advisors, Inc.

As of June 1, 2021, Cede & Co. held of record 18,389,853 shares of our common stock (approximately 81.64% of our total common stock outstanding). Cede & Co. held such shares as a nominee for broker-dealer members of The Depository Trust Company, which conducts clearing and settlement operations for securities transactions involving its members.
As described herein, our common stock is subject to transfer restrictions that are designed to reduce the possibility that certain changes in ownership could result in limitations on the use of our tax attributes. Our certificate of incorporation contains provisions that generally restrict the ability of a person or entity from acquiring ownership (including through attribution under the tax law) of 5% or more of our common shares and the ability of persons or entities now owning 5% or more of our common shares from acquiring additional common shares. Stockholders (and prospective stockholders) are advised that, under the tax law rules incorporated in these provisions, the acquisition of even a single share of common stock may be proscribed under our certificate of incorporation, given (among other things) the tax law ownership attribution rules as well as the tax law rules applicable to acquisitions made in coordination with or in concert with others. The restriction will remain until the earliest of (a) December 31, 2022, (b) the repeal of Section 382 of the Internal Revenue Code (or any comparable successor provision) and (c) the beginning of our taxable year to which these tax attributes may no longer be carried forward. The restriction may be waived by our Board of Directors.
Stockholders are advised to carefully monitor their ownership of our common stock and consult their own legal advisors and/or us to determine whether their ownership of our common shares approaches the proscribed level.
Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Based solely upon a review of the copies of such forms furnished to us and written representations from our executive officers, directors and greater than 10% beneficial stockholders, we believe that all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis except for the following late filings: a late Form 3 by Teton Holdings Corporation CCS; a late Form 3 by David Cumming; a late Form 3 by The Ian M. Cumming Charitable Lead Annuity Trust; a Form 4 by Craig Williams, reporting 2 transactions; a Form 4 by John D. Cumming, reporting 1 transaction; and a Form 4 by the Estate of Ian M. Cumming, reporting 1 transaction.
EXECUTIVE COMPENSATION
Compensation Discussion & Analysis
Introduction
The Compensation Committee makes all decisions regarding executive officer compensation. The Compensation Committee periodically reviews the elements of compensation for executive officers and, subject to any existing employment agreements, sets each element of compensation for the Chief Executive Officer and the other executive officers, including annual base salary and annual incentive bonus.
Directors and Executive Officers
The following table sets forth the names of our executive officers and each such person’s position with the Company and age.

Name	Position	Age
Jennifer L. Locke	Chief Executive Officer	48
Karen L. Diepholz	Chief Financial Officer	57
Nicolas M.E. Quillé	Chief Winemaking & Operations Officer	49

Set forth below is additional information as to each non-director executive officer.
Jennifer L. Locke, age 48, has served as Chief Executive Officer of Crimson since December 2019. Ms. Locke brings to the Company inspirational leadership skills and an industry-wide reputation for delivering results and leading high-performing teams in a collaborative and innovative style. Prior to joining Crimson, Ms. Locke was Senior Vice President of U.S. Luxury and Direct-to-Consumer Sales, Americas, at Treasury Wine Estates (TWE), a publicly traded global wine company, based in Melbourne, Australia. A Northwest native, Ms. Locke previously was Director of National Wholesale, Export and Direct-to-Consumer Sales at Willakenzie Estate and was Pacific Senior Regional Sales Manager at Chalone Wine Group. She began her hospitality industry career more than 20 years ago as a wine buyer and training manager at several fine-dining restaurants in Seattle.

Karen L. Diepholz, age 57, has served as Chief Financial Officer of Crimson since June 2018. Prior to that, Ms. Diepholz served for three years as the Chief Financial Officer of Vintage Wine Estates, a privately held wine company, where she led many aspects of the operations. From 2011 to 2014 Ms. Diepholz was the Vice President & Chief Financial Officer of Equinox Payments, a payment technology company, and from 2008 to 2011 the Vice President of Financial Planning and Analysis for Hypercom Corporation, a New York Stock Exchange listed global payment technology company. Ms. Diepholz also served as the Vice President, Corporate Controller at Fender Musical Instruments and spent her early career in the consumer products industry in a variety of financial and leadership roles at The Dial Corporation, now Henkel U.S.

Nicolas M.E. Quillé, MW, age 49, has served as Chief Winemaking and Operations Officer since May 2018. Prior to that, Mr. Quillé was General Manager and Head Winemaker of Banfi Vintners’ boutique portfolio of wineries in the Pacific Northwest. He spent the last 29 years in a variety of winegrowing positions in both France and the United States. In addition to his role with Banfi, his U.S. experience includes winegrowing and management positions with Pacific Rim and Bonny Doon. Prior to moving to the United States, Mr. Quillé worked in Burgundy (Antonin Rodet and Domaine Prieur), Provence (Domaine de la Courtade), Champagne (Laurent Perrier) and Portugal (Taylor’s Port).

Stock Ownership Requirements
We do not have a formal stock ownership requirement, although two of our directors, Messrs. John D. Cumming and Joseph S. Steinberg, respectively, beneficially own approximately 14.9% and 13.8% of our outstanding common stock as of June 1, 2021.
Say-on-Pay Vote
We held a non-binding advisory stockholder vote on the compensation program for our named executive officers, commonly referred to as a “say-on-pay” vote, at our 2019 Annual Meeting of Stockholders. Over 90% of the voting power of shares voted at the 2019 Annual Meeting of Stockholders were cast in favor of our say-on-pay proposal. Our Board considered the results of this advisory vote to be an endorsement of our compensation program, policies, practices, and philosophy for our named executive officers. Our Board will continue to consider the outcome of our say-on-pay votes and our stockholder views when making compensation decisions for our named executive officers.
Based on the results of a separate non-binding advisory stockholder vote on the frequency of future stockholder advisory votes regarding the compensation program for our named executive officers, commonly referred to as a “say-on-frequency” vote, held at our 2019 Annual Meeting of Stockholders, our Board also determined that we will hold our say-on-pay vote every two years until the next required say-on-frequency vote. A say-on-pay vote will be held at the 2021 Annual Meeting of Stockholders on July 30, 2021 and our next say-on-frequency vote will occur no later than 2025.

Accounting and Tax Matters
In December 2019, option grants for 89,000 shares were issued. The options vest annually over five years, expire in seven years and have an exercise price of $6.87, the market value at the date of grant. As of December 31, 2020, all 89,000 shares of option grants remained outstanding with no additional grants or stock activities related to exercises or expirations during the year. As of December 31, 2020, 17,800 shares of option grants vested and are exercisable.
The share-based compensation expense for these grants was $141,000, the grant date fair value, which will be recorded over the vesting period. Estimates of share-based compensation expense require a number of complex and subjective assumptions, including the selection of an option pricing model. The Company determined the grant date fair value of the awards using the Black-Scholes-Merton option-pricing valuation model, with the following assumptions and values: stock price volatility, 22%; employee exercise patterns and expected life, 5 years; dividend yield, 0%; and risk-free interest rate, 1.6%.
Summary Compensation Table
The following table shows, for fiscal years 2020 and 2019 all of the compensation earned by, awarded to or paid to our named executive officers:

Name and Principal Position	Year	Salary (1)	Bonus	Option Awards	All Other Compensation (2)	Total
Jennifer L. Locke	2020	$349,327	$—		$15,353	$364,680
Chief Executive Officer(3)	2019	$20,192	$—	$141,000	$692	$161,884
Karen L. Diepholz	2020	$301,866	$43,800		$11,136	$356,802
Chief Financial Officer	2019	$292,029	$31,588		$4,502	$328,119
Nicolas M.E. Quillé,	2020	$288,966	$44,800		$15,688	$349,454
Chief Operating Officer and Chief Winegrower(4)	2019	$275,289	$77,000		$15,850	$368,139
Patrick M. DeLong,	2020	$—	$—		$248,538	$248,538
President and Chief Executive Officer(5)	2019	$232,752	$115,000		$319,915	$667,667
Mike S. Cekay,	2020	$36,808	$—		$154,629	$191,437
Senior Vice President of Sales(6)	2019	$289,576	$40,000		$22,471	$352,047

(1)    Base salary under employment agreements with subsequent increases at the Board of Directors' sole discretion.
(2)    Includes 401k contributions, health club reimbursements and car allowances paid by the Company. For Mr. DeLong includes
$249,000 and $306,000 in severance paid in 2020 and 2019, respectively, and for Mr. Cekay includes $150,468 in severance paid in 2020.
(3)    Effective December 2, 2019 Jennifer Locke became an employee of the Company. Ms. Locke received a sign-on equity award of stock options to purchase 89,000 shares of the Company's common stock, with a per-share exercise price equal to the fair market value of the stock on the grant date, which vest annually over 5 years and expire in 7 years.
(4)    From June 3, 2019 through December 1, 2019, Nicolas M.E. Quillé acted as interim President and Chief Executive Officer of the Company and received $40,000 in “high duties” bonus for this interim period.
(5)    Effective June 7, 2019, Patrick M. DeLong resigned from his role as an officer of the Company.
(6)    Mike S. Cekay’s employment with the Company was terminated on February 5, 2020.

2020 Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information concerning outstanding option awards held by our named executive officers at December 31, 2020.

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

Jennifer L. Locke	12/04/2019 (1)	17,800	71,200	$6.87	12/03/2026

(1)    These options vest in equal annual installments over five years on each one-year anniversary of the date of grant and expire after seven years.

Option Exercises During 2020

During 2020, no stock options were exercised by our named executive officers.

Executive Agreements
Jennifer L. Locke. On December 2, 2019, we entered into an agreement with Ms. Locke. The agreement continues until terminated by us or Ms. Locke at any time and for any reason or for no reason with or without notice. Ms. Locke is eligible for an annual bonus in an amount to be determined by us in our discretion up to 35% bonus target of base salary. The amount of any annual bonus will be based upon our performance and Ms. Locke's performance, as determined by us, against goals mutually agreed upon between Ms. Locke and us. Ms. Locke received a sign-on equity award of stock options to purchase 89,000 shares of the Company’s common stock, with a per-share exercise price equal to the fair market value of the stock on the grant date. The options will vest annually over five years in equal installments. Pursuant to the agreement, Ms. Locke is also eligible to participate in a long term incentive plan, receive an annual car allowance benefit of $12,000 and participate in standard company benefits. Ms. Locke is entitled to certain benefits if her employment is terminated or upon other events. See “Potential Payments on Termination or Change of Control” below.
Karen L. Diepholz. On June 29, 2018, we entered into an agreement with Ms. Diepholz. The agreement continues until terminated by us or Ms. Diepholz at any time and for any reason or for no reason with or without notice. Ms. Diepholz is eligible for an annual bonus in an amount to be determined by us in our discretion up to 37.5% bonus target of base salary. The amount of any annual bonus will be based upon our performance and Ms. Diepholz's performance, as determined by us, against goals mutually agreed upon between Ms. Diepholz and us. Pursuant to the agreement, Ms. Diepholz is also eligible to participate in a long term incentive plan, receive an annual car allowance benefit of $8,400 and participate in standard company benefits. Ms. Diepholz is entitled to certain benefits if her employment is terminated or upon other events. See “Potential Payments on Termination or Change of Control” below.
Nicolas M.E. Quillé. On March 14, 2018, we entered into an agreement with Mr. Quillé. The agreement continues until terminated by us or Mr. Quillé at any time and for any reason or for no reason with or without notice. Mr. Quillé is eligible for an annual bonus in an amount to be determined by us in our discretion up to 40% bonus target of base salary. The amount of any annual bonus will be based upon our performance and Mr. Quillé’s performance, as determined by us, against goals mutually agreed upon between Mr. Quillé and us. Pursuant to the agreement, Mr. Quillé is also eligible to receive an annual car allowance benefit of $10,200 and participate in standard company benefits. Mr. Quillé is entitled to certain benefits if his employment is terminated or upon other events. See “Potential Payments on Termination or Change of Control” below.

Potential Payments on Termination or Change of Control
The information below describes and quantifies certain compensation that would become payable under each named executive officer’s employment agreement if, as of December 31, 2020, their employment had been terminated (including termination in connection with a change in control). Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different. Factors that could affect these amounts include the timing during the year of any such event.
Jennifer L. Locke. In the event Ms. Locke's employment is terminated by the Company without Cause or by her with Good Reason, and she signs a customary release in favor of the Company, she will be entitled to receive a cash severance payment equal to the sum of: (i) 12 months of her then Base Salary; (ii) her Target Annual Incentive amount; and (iii) 12 times the monthly amount that is charged to COBRA qualified beneficiaries for the same medical coverage options elected by her immediately prior to her last day of employment (collectively, the “Base Severance Amount”). The Base Severance Amount will be paid to her in installments over a 12 month period, in accordance with the Company’s normal payroll cycle. In addition, Ms. Locke’s sign-on equity award of stock options to purchase 89,000 shares of the Company’s common stock are subject to full acceleration of vesting upon the occurrence of certain events, including: (i) a Change of Control (as defined in the Company’s 2013 Omnibus Incentive Plan); (ii) the termination of employment by the Company without Cause, and (iii) the termination of employment by her for Good Reason.
Karen L. Diepholz. In the event Ms. Diepholz's employment is terminated by the Company without Cause, and she signs a customary release in favor of the Company, the Company shall pay her as severance, an amount equal to six (6) months of her Base Salary in effect at the time of termination. The Severance shall be paid to her in equal installments on the Company’s regularly scheduled pay roll dates beginning after the date of termination.

Nicolas M.E. Quillé. In the event Mr. Quillé’s employment is terminated by the Company without Cause, by him with Good Reason or by a successor (whether direct, indirect, by purchase, merger, consolidation or otherwise) before a change in control, he shall be entitled to receive as severance, payment of his base salary in effect at the time of termination for 12 months. The Company will make available COBRA benefits for 18 months, subject to legal limitations at the time, and reimbursement of up to 3 months of COBRA cost.

Director Compensation

As approved in March 2013, our non-employee directors receive an annual retainer of $25,000 for serving on the Board of Directors and a per meeting fee of $2,500 for each Board, committee or shareholder meeting attended in person. Mr. Carlson receives an additional $26,000 annually for serving as Chairman of the Audit Committee, and Messers. Neikrug and Rollins receive an additional $17,000 annually for serving on the Audit Committee. Mr. Rollins receives an additional $26,000 annually for serving as the Chairman of the Compensation Committee and Mr. Neikrug receives an additional $17,000 annually for serving on the Compensation Committee. The Company reimburses directors for reasonable travel expenses incurred in attending board and committee meetings. In response to the adverse financial impact of COVID-19, several of the Company’s Directors voluntarily waived their fees indefinitely while the rest of the Board of Directors took a 15% reduction for a 90-day period beginning in May 2020. The 2020 director compensation for our non-employee directors is set forth below.

Director Compensation Table
Name	Fees paid in cash	All Other Compensation	Total
Directors
Avraham M. Neikrug(1)(2)	$78,163	$—	$78,163
Douglas M. Carlson(1)	$67,963	$—	$67,963
Colby A. Rollins(1)(2)	$41,500	$—	$41,500
Craig D. Williams (3)	$33,313	$—	$33,313
Luanne D. Tierney	$33,313	$—	$33,313
John D. Cumming	$15,000	$—	$15,000
Joseph S. Steinberg	$15,000	$—	$15,000

(1)    Member of the Audit Committee.
(2)    Member of the Compensation Committee.
(3)    Mr. Williams resigned from the Board of Directors effective April 30, 2021.

Compensation Policies and Risk Management

The Company does not have a formal compensation plan for any of its employees. Annually, the Compensation Committee will consider making incentive compensation awards that are purely discretionary, taking into account the employee’s individual performance as well as the Company’s performance for the particular year. Accordingly, the Company believes that its compensation policies do not reward employees for imprudent risk taking.

Equity Compensation Plan Information
Our Board of Directors previously adopted an equity compensation plan, which allows the Company to grant incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, and other stock-based awards, and performance-based compensation awards to its officers, employees, and non-employee directors. The equity compensation plan will be administered by our Board of Directors, which is authorized to select the officers, employees and non-employee directors to whom awards will be granted, and to determine the type and amount of such awards. The maximum number of shares available for issuance under the plan is 1,000,000. The equity compensation plan was filed as an Exhibit to the Company’s Form 8-K, filed on February 25, 2013. This summary of the plan is qualified in its entirety by reference to the full text of the plan.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table summarizes compensation plans under which our equity securities are authorized for issuance as of December 31, 2020:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans

Equity compensation plans approved by security holders	89,000	$6.87	911,000

AUDIT COMMITTEE REPORT
The following is the report of our Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2020.
Review with Management
The Audit Committee has reviewed and discussed our audited financial statements with management.
Review and Discussions with Independent Auditors
The Audit Committee discussed the Company’s audited financial statements with management, which has primary responsibility for the financial statements. Our independent auditors are responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States of America. The Audit Committee discussed with our independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission. The Audit Committee also received the written disclosures and the letter from our independent auditors required by the applicable requirements of the Public Company Accounting Oversight Board regarding our independent auditors’ communications with the Audit Committee concerning independence; and has discussed with our independent auditors their independence. The Audit Committee also concluded that our independent auditors’ provision of audit and non-audit services to the Company and its subsidiaries, as described in this proxy statement, was compatible with our independent auditors’ independence.
Conclusion
Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our Form 10-K for the year ended December 31, 2020 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the
Board of Directors

Douglas M. Carlson, Chairman
Avraham M. Neikrug
Colby A. Rollins

INDEPENDENT ACCOUNTING FIRM FEES
Prior to formation of the Audit Committee, the Board of Directors adopted a policy for pre-approval by the Audit Committee of all audit and non-audit work performed by the Company’s independent registered public accounting firm and has pre-approved (i) certain general categories of work where no specific case-by-case approval is necessary (“general pre-approvals”) and (ii) categories of work which require the specific pre-approval of the Audit Committee (“specific pre-approvals”). For additional services or services in an amount above the annual amount that has been pre-approved, additional authorization from the Audit Committee is required. The Audit Committee has delegated to the Chairman of the Audit Committee the ability to pre-approve all of these services in the absence of the full committee. Any pre-approval decisions made by the Chairman of the Audit Committee under this delegated authority will be reported to the full Audit Committee. All requests for services to be provided by our independent registered public accounting firm that do not require specific approval by the Audit Committee must be submitted to the Chief Financial Officer of the Company, who determines whether such services are in fact within the scope of those services that have received the general pre-approval of the Audit Committee. The Chief Financial Officer reports to the Audit Committee periodically, at a minimum quarterly.

In accordance with the SEC’s definitions and rules, Audit Fees are fees paid to our independent registered public accounting firm for professional services for the audit of the Company’s consolidated financial statements included in the Company’s Form 10-K, the review of financial statements included in the Company’s Form 10-Qs, services that are normally provided in connection with statutory and regulatory filings or engagements, assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. Audit Related Fees include professional services for the audit of the Company’s 401K plan, including compliance with regulatory matters, consulting with respect to technical accounting and disclosure rules. For the years ended December 31, 2020 and 2019, BPM LLP, our independent registered public accounting firm did not perform any tax related services for the Company.
During the fiscal years ended December 31, 2020 and 2019, fees paid to the Company’s independent public accountants, consisted of the following:

	Year Ended December 31,
	2020	2019
Audit fees	$418,500	$301,000
Audit-related fees	10,500	10,500
Total	$429,000	$311,500

(1)Of the 2020 audit fees, $135,000 is estimated billings for audit procedures related to the Company's restatement of its previously issued consolidated financial statements.
All fees described above were approved by the Audit Committee.

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
The ratification of the selection of BPM LLP as independent auditors is being submitted to stockholders because we believe that this action follows sound corporate practice and is in the best interests of the stockholders. If the stockholders do not ratify the selection by the affirmative vote of the holders of a majority of the common shares voted at the meeting, the Audit Committee of the Board of Directors will reconsider the selection of independent auditors, but such a vote will not be binding on the Audit Committee. If the stockholders ratify the selection, the Audit Committee, in its discretion, may still direct the appointment of new independent auditors at any time during the year if they believe that this change would be in our and our stockholders’ best interests.
The Board of Directors recommends that the stockholders ratify the selection of BPM LLP, an independent registered public accounting firm, as the independent auditors to audit our accounts for 2021. The Audit Committee approved the selection of BPM LLP as our independent auditors for 2021. BPM LLP are currently our independent auditors.
Ratification of the selection of BPM LLP as our independent auditors requires the affirmative vote of the holders of a majority of the common shares voted on the matter. Abstentions, if any, will not be counted as votes cast and therefore will have no effect for the purpose of determining whether the proposal has been approved.
The Board of Directors recommends a vote FOR this proposal.
ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS ("SAY-ON-PAY")
As required by Section 14A of the Exchange Act and in accordance with SEC rules, stockholders are being given the opportunity to vote at the Annual Meeting on this advisory resolution regarding the compensation of our named executive officers (commonly referred to as "say-on-pay"). For more information about the compensation that we paid to our named executive officers during 2020, as well as a description of our overall executive compensation philosophy and program, please refer to the "Executive Compensation" section of this Proxy Statement.
Because the vote on this proposal is advisory in nature, it will not affect any compensation already paid or awarded to our named executive officers and will not be binding on the Board or the Compensation Committee. However, the Board and the Compensation Committee will consider the outcome of the vote when making future executive compensation decisions.
The proposal will be approved if a majority of the votes cast are voted in favor of the proposal. Abstentions and broker non-votes will not be treated as votes cast for or against the proposal, and therefore will have no effect on the outcome of the proposal.
The Board of Directors recommends a vote FOR this proposal.

ANNUAL REPORT AND COMPANY INFORMATION
A copy of our 2020 Annual Report is being furnished to stockholders concurrently herewith. Exhibits to the Annual Report will be furnished to stockholders upon payment of photocopying charges. Stockholders may request a written copy of our Audit Committee Charter and our Code of Business Practice, which includes our Code of Practice, by writing to Corporate Secretary, Crimson Wine Group, 5901 Silverado Trail, Napa, California 94558. Each of these documents is also available on our website, www.crimsonwinegroup.com.
PROPOSALS BY STOCKHOLDERS
Proposals that stockholders wish to include in our proxy statement and form of proxy for presentation at our 2022 annual meeting of stockholders must be received by us at Crimson Wine Group, 5901 Silverado Trail, Napa, California 94558, Attention of Tina Hilger, Corporate Secretary, no later than February 17, 2022. Any stockholder proposal must be in accordance with the rules and regulations of the SEC.

Proposals to be presented at the 2022 annual meeting that are not intended for inclusion in the proxy statement, including director nominations, must be submitted in accordance with our bylaws. To be timely, a stockholder’s notice of such a proposal must be delivered to the Secretary at the principal executive offices of the Company not earlier than the close of business on the 150th day nor later than the close of business on the 120th day prior to the first anniversary date of this year’s annual meeting, which is to be held on July 30, 2021; however, in the event that the date of the 2022 annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder must be delivered not earlier than the close of business on the 150th day prior to such annual meeting and not later than the close of business on the later of the 120th day prior to such annual meeting or, if the first public announcement of the date of such annual meeting is less than 130 days prior to the date of such annual meeting, not later than the 10th day following the date on which public announcement of the date of such meeting is first made by the Company.
Any proxies solicited by the Board of Directors for the 2021 annual meeting may confer discretionary authority to vote on any proposals of which notice is not timely received.

By Order of the Board of Directors

Tina Hilger
Corporate Secretary

Virtual Annual Meeting Instructions

Attending the Annual Meeting. To attend the virtual Annual Meeting, you will need to log in to https://web.lumiagm.com/228791521 using the password of crimson2021 (which is case-sensitive) and the 11-digit voter control number included on your notice of Internet availability of proxy materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting will begin promptly at 10:00 a.m., Pacific Time. The virtual meeting room will open at 9:00 a.m., Pacific Time for registration and check-in. We encourage you to access the meeting prior to the start time and allow ample time for check-in procedures.

Voting Prior to or at the Annual Meeting. You may vote your shares in advance of the Annual Meeting by submitting a proxy at www.voteproxy.com, by telephone, or by requesting a printed copy of the proxy materials and completing, signing, and returning the proxy card enclosed therein. You may also vote during the Annual Meeting by following the instructions available on the meeting website at https://web.lumiagm.com/228791521. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting using one of the methods described in the proxy statement.

Submitting Questions for the Annual Meeting. As part of the Annual Meeting, we will hold a Q&A session during which we intend to answer questions submitted that are pertinent to the Company and meeting matters, as time permits. You may submit your questions one hour before and during the Annual Meeting by following the instructions available on the meeting website.

Beneficial Owners: Shares Registered in the Name of a Broker or Bank
If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from us. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote in person at the virtual Annual Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Annual Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the Annual Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to American Stock Transfer & Trust Company, LLC. Requests for registration should be directed to proxy@astfinancial.com or to facsimile number 718-765-8730. Written requests can be mailed to:

American Stock Transfer & Trust Company LLC
Attn: Proxy Tabulation Department
6201 15th Avenue
Brooklyn, NY 11219

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on July 23, 2021.

You will receive a confirmation of your registration and an 11-digit voter control number by email after we receive your registration materials. You may attend the Annual Meeting and vote your shares as detailed above.